UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2013

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On January 16, 2013, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated January 15, 2013 with regard to the acquisition of a 228-unit apartment complex encompassing 218,710 rentable square feet located in Eden Prairie, Minnesota (“Watertower Apartments”). The Company hereby amends the Form 8-K dated January 15, 2013 to provide the required financial information related to its acquisition of Watertower Apartments.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: February 26, 2013	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Watertower Apartments for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Watertower Apartments' revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
February 26, 2013

WATERTOWER APARTMENTS
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2012
(in thousands)

Revenues:
Rental income	$3,408
Other income	232
Total revenues	3,640
Expenses:
Real estate taxes and insurance	566
Salaries and wages	366
Repairs and maintenance	239
General and administrative	201
Utilities	183
Total expenses	1,555
Revenues over certain operating expenses	$2,085
See accompanying notes.

WATERTOWER APARTMENTS
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2012

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On January 15, 2013, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”), through an indirect wholly owned subsidiary, KBS Legacy Partners Watertower LLC, purchased a 228-unit apartment complex (“Watertower Apartments”) from Eden Prairie Watertower, LLC (the “Seller”). The seller is not affiliated with the Company or its advisors. Watertower Apartments is located in Eden Prairie, Minnesota on approximately 5.59 acres of land. Additionally, Watertower Apartments contains two retail spaces encompassing 10,065 rentable square feet. The purchase price of Watertower Apartments was $38.4 million plus closing costs of $0.8 million.
KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Watertower Apartments is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Watertower Apartments. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Watertower Apartments.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Watertower Apartments was acquired from an unaffiliated party and (ii) based on due diligence of Watertower Apartments by KBS Legacy Partners REIT, management is not aware of any material factors relating to Watertower Apartments that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Watertower Apartments leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Other income consist of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees and are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

WATERTOWER APARTMENTS
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2012

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, Watertower Apartments may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.
Environmental
Management is not aware of any material environmental liabilities relating to Watertower Apartments that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Watertower Apartments could result in future environmental liabilities.

5.	SUBSEQUENT EVENTS
KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying statements of revenues over certain operating expenses were issued on February 26, 2013.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2012, the related consolidated statement of operations, stockholders’ equity, cash flows for the year ended December 31, 2012, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the year ended December 31, 2012 have been included in KBS Legacy Partners REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Watertower Apartments, which are included herein.
The following unaudited pro forma balance sheet as of December 31, 2012 has been prepared to give effect to the acquisition of Watertower Apartments as if the acquisition occurred on December 31, 2012.
The following unaudited pro forma statement of operations for the year ended December 31, 2012 has been prepared to give effect to the acquisition of Watertower Apartments as if the acquisition occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Watertower Apartments been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Watertower Apartments (b)
Assets
Real estate:
Land	$29,768	$4,100	(c)	$33,868
Buildings and improvements	196,592	33,227	(c)	229,819
Tenant origination and absorption costs	1,513	1,048	(c)	2,561
Total real estate, cost	227,873	38,375		266,248
Less accumulated depreciation and amortization	(5,298)	—		(5,298)
Total real estate, net	222,575	38,375		260,950
Cash and cash equivalents	31,849	(13,400)		18,449
Restricted cash	2,304	—		2,304
Deferred financing costs, prepaid expenses and other assets	5,122	25	(d)	5,147
Total assets	$261,850	$25,000		$286,850
Liabilities and stockholders’ equity
Mortgage note payable	$167,940	$25,000		$192,940
Accounts payable and accrued liabilities	3,499	—		3,499
Due to affiliates	74	—		74
Distributions payable	691	—		691
Other liabilities	1,068	—		1,068
Total liabilities	173,272	25,000		198,272
Commitments and contingencies
Redeemable common stock	2,006	—		2,006
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 12,866,456 shares issued and outstanding	129	—		129
Additional paid-in capital	107,685	—		107,685
Cumulative distributions and net losses	(21,242)	—		(21,242)
Total stockholders’ equity	86,572	—		86,572
Total liabilities and stockholders’ equity	$261,850	$25,000		$286,850

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
as of December 31, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K as of December 31, 2012.

(b)
Represents the acquisition of Watertower Apartments. The purchase price of Watertower Apartments was $38.4 million plus closing costs of $0.8 million. This amount was funded from a five-year mortgage loan of $25.0 million secured by Watertower Apartments, and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering through December 31, 2012.

(c)
KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the related financing.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Watertower Apartments
Revenues:
Rental income	$16,105	$3,640	(b)	$19,745
Total revenues	16,105	3,640		19,745
Expenses:
Operating, maintenance, and management	4,273	989	(c)	5,262
Real estate taxes and insurance	2,311	566	(d)	2,877
Asset management fees to affiliate	1,521	384	(e)	1,905
Property management fees to affiliate	106	—		106
Real estate acquisition fees and expenses to affiliate	1,969	—		1,969
Real estate acquisition fees and expenses	1,584	—		1,584
General and administrative expenses	1,898	—		1,898
Depreciation and amortization	8,012	1,923	(f)	9,935
Interest expense	4,688	620	(g)	5,308
Total expenses	26,362	4,482		30,844
Other income:
Interest income	24	—		24
Net loss	$(10,233)	$(842)		$(11,075)
Net loss per common share, basic and diluted	$(1.16)			$(1.26)
Weighted-average number of common shares outstanding, basic and diluted	8,801,166			8,801,166

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition expenses related thereto (but excluding any acquisition fees related thereto). The amount paid includes any portion of the investment that was debt financed.

(f)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents loan fee amortization and interest expense incurred on a $25.0 million mortgage loan secured by Watertower Apartments (the “Watertower Mortgage Loan”). The Watertower Mortgage Loan bears interest at a fixed rate of 2.46% and matures on February 10, 2018.